                                                                  Exhibit 25.1.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                                -----------------

                         Majestic Investor Holdings, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    36-4468392
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Majestic Investor Capital Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                    36-4471622
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Barden Colorado Gaming, LLC
               (Exact name of obligor as specified in its charter)

Colorado                                                    91-2118674
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Barden Mississippi Gaming, LLC
               (Exact name of obligor as specified in its charter)

Mississippi                                                 62-1868783
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            Barden Nevada Gaming, LLC
               (Exact name of obligor as specified in its charter)

Nevada                                                      88-0453840
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

One Buffington Harbor Drive
Gary, Indiana                                               10286
(Address of principal executive offices)                    (Zip code)

                                  -------------

                      11.653% Senior Secured Notes Due 2007
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

        -----------------------------------------------------------------
         Name                                               Address
        -----------------------------------------------------------------

     Superintendent of Banks of the State of        2 Rector Street, New York,
     New York                                       N.Y.  10006, and Albany,
                                                    N.Y. 12203

     Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                                    N.Y.  10045

     Federal Deposit Insurance Corporation          Washington, D.C.  20429

     New York Clearing House Association            New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The consent of the Trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of March, 2002.


                                        THE BANK OF NEW YORK


                                        By: /s/  MARY LAGUMINA
                                            ---------------------------------
                                         Name:   MARY LAGUMINA
                                         Title:  VICE PRESIDENT

                                                                       EXHIBIT 6


                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture
Act of 1939 in connection with the proposed issue of MAJESTIC INVESTOR HOLDINGS, LLC 11.653% Senior Secured Notes due 2007, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        THE BANK OF NEW YORK


                                        By: /s/ ROBERT A. MASSIMILLO
                                            --------------------------------
                                                ROBERT A. MASSIMILLO
                                                VICE PRESIDENT



Dated: March 8, 2002

                                                                       Exhibit 7


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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..          $ 3,238,092
   Interest-bearing balances...........................            5,255,952
Securities:
   Held-to-maturity securities.........................              127,193
   Available-for-sale securities.......................           12,143,488
Federal funds sold and Securities purchased under
   agreements to resell................................              281,677
Loans and lease financing receivables:
   Loans and leases held for sale......................                  786
   Loans and leases, net of unearned
     income............................................           46,206,726
   LESS: Allowance for loan and
     lease losses......................................              607,115
   Loans and leases, net of unearned
     income and allowance..............................           45,599,611
Trading Assets.........................................            9,074,924
Premises and fixed assets (including capitalized
   leases).............................................              783,165
Other real estate owned................................                  935
Investments in unconsolidated subsidiaries and
   associated companies................................              200,944
Customers' liability to this bank on acceptances
   outstanding.........................................              311,521
Intangible assets......................................
   Goodwill............................................            1,546,125
   Other intangible assets.............................                8,497
Other assets...........................................            8,761,129
                                                                 -----------
Total assets...........................................          $87,334,039
                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.................................          $28,254,986
   Noninterest-bearing.................................           10,843,829
   Interest-bearing....................................           17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................           31,999,406
   Noninterest-bearing.................................            1,006,193
   Interest-bearing....................................           30,993,213
Federal funds purchased and securities sold under
   agreements to repurchase............................            6,004,678
Trading liabilities....................................            2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................            1,845,865

                                                               Dollar Amounts
                                                               In Thousands


Bank's liability on acceptances executed and
   outstanding.........................................             440,362
Subordinated notes and debentures......................           2,196,000
Other liabilities......................................           7,606,565
                                                                -----------
Total liabilities......................................         $80,634,802
                                                                ===========
EQUITY CAPITAL
Common stock...........................................           1,135,284
Surplus................................................           1,050,729
Retained earnings......................................           4,436,230
Accumulated other comprehensive income.................              76,292
Other equity capital components........................                   0
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Total equity capital...................................           6,698,535
                                                                -----------
Total liabilities and equity capital...................         $87,334,039
                                                                ===========

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                              --
Thomas A. Renyi                 |
Gerald L. Hassell               |               Directors
Alan R. Griffith                |
                              --

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